                                                                   Exhibit 10(a)

***The Registrant has omitted from this Exhibit 10(a) certain confidential information that it has separately filed with the Securities and Exchange Commission ("SEC"), pursuant to a request for confidential treatment of such information. The portions of the Exhibit which have been omitted are contained in Section 10 of the following First Amendment to Loan and Security Agreement and are designated with the following mark: "***".

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     FIRST AMENDMENT dated as of November 16, 2001 (this "AMENDMENT") to the LOAN AND SECURITY AGREEMENT dated as of July 17, 2001 (the "LOAN AGREEMENT"), between and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, FRONTSTEP, INC., an Ohio corporation ("PARENT"), and each of the Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as "BORROWERS").

     WHEREAS, the Borrowers have (a) requested the Agent to amend the Loan Agreement to provide for, among other things, (i) an overadvance limit through and including January 15, 2002 and (ii) a new term loan in the principal amount of $2,500,000 and (b) advised the Agent that the Borrowers are in default under the Minimum EBITDA, Tangible Net Worth and Leverage Ratio covenants set forth in the Loan Agreement and have requested the Lenders to waive such defaults, and the Agent, on behalf of the Lenders, has agreed to such waiver.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

     2. DEFINITIONS IN THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended as follows:

     (a) The term and the definition of "Base Rate Term Loan Margin" is hereby deleted in its entirety.

     (b) A definition of the term "Base Rate Term Loan A Margin" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'BASE RATE TERM LOAN A MARGIN' means 5.0 percentage points."

     (c) A definition of the term "Base Rate Term Loan B Margin" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'BASE RATE TERM LOAN B MARGIN' means 4.0 percentage points."

     (d) The definition of the term "Commitment" is hereby amended in its entirety to read as follows:

          "'COMMITMENT' means, with respect to each Lender, its Revolver Commitment, its Term Loan A Commitment, its Term Loan B Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan A Commitments, their

     Term Loan B Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
     SECTION 14.1."

     (e) A definition of the term "First Amendment Effective Date" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'FIRST AMENDMENT EFFECTIVE DATE' means the date on which all of the conditions precedent to the effectiveness of First Amendment to Loan Agreement dated as of November __, 2001, by and among the Borrowers, the Agent and the Lenders have been fulfilled or waived."

     (f) The definition of the term "Maximum Revolver Amount" is hereby amended in its entirety to read as follows:

          "'MAXIMUM REVOLVER AMOUNT' means $25,000,000 minus the Term Loan A Amount."

     (g) A definition of the term "Overadvance Amount" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'OVERADVANCE AMOUNT' means (i) $280,000, from the First Amendment Effective Date through and including January 15, 2002 and (iv) $0.00, after January 15, 2002; PROVIDED, HOWEVER, that the Overadvance Amount shall be $0.00 at any time Advances are outstanding (except Advances attributable to the charging to the Loan Account of the amendment fee payable by Borrowers to Agent on the First Amendment Effective Date)."

     (h) The definition of the term "Pro Rata Share" is hereby amended by (i) deleting clauses (c) and (d) thereof and (ii) inserting new clauses (c), (d) and
(e) therein to read as follows:

          "(c) with respect to a Lender's obligation to make the Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, by (ii) the aggregate amount of all Lenders' Term Loan A Commitments,

          (d) with respect to a Lender's obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, by (ii) the aggregate amount of all Lenders' Term Loan B Commitments, and

          (e) with respect to all other matters (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's Total Commitment, by (ii) the aggregate amount of Total Commitments of all Lenders; PROVIDED, HOWEVER, that, in each case, in the event all Commitments have been terminated, Pro Rata Share shall be determined according to the Commitments in effect immediately prior to such termination."

     (i) The definition of the term "Term Loan" is hereby amended in its entirety to read as follows:

          "'TERM LOAN' means, collectively, the Term Loan A and the Term Loan
     B."

     (j) The definition of the term "Term Loan Amount" is hereby deleted its entirety.

     (k) A definition of the term "Term Loan A" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN A' has the meaning set forth in SECTION 2.2(A)."

     (l) The term and the definition of "Term Loan A Amount" is hereby inserted therein, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN A AMOUNT' means, as of the date of determination, the outstanding principal amount of the Term Loan A, plus the then extant Term Loan A PIK Amount."

     (m) A definition of the term "Term Loan B" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN B' has the meaning set forth in SECTION 2.2(B)."

     (n) A definition of the term "Term Loan B Amount" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN B AMOUNT' means, as of the date of determination, the outstanding principal amount of the Term Loan B."

     (o) The term and the definition of "Term Loan Commitment" is hereby deleted in its entirety, and the term and the definition of "Term Loan A Commitment" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN A COMMITMENT' means, with respect to each Lender, its Term Loan A Commitment, and, with respect to all Lenders, their Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
     SECTION 14.1."

     (p) A definition of the term "Term Loan B Commitment" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN B COMMITMENT' means, with respect to each Lender, its Term Loan B Commitment, and, with respect to all Lenders, their Term Loan B Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
     SECTION 14.1."

     (q) The term "Term Loan PIK Amount" is hereby deleted in its entirety, and the term and the definition of "Term Loan A PIK Amount" is hereby inserted, in appropriate alphabetical order, to read as follows:

          "'TERM LOAN A PIK AMOUNT' means, as of any date of determination, the amount of all interest accrued with respect to the Term Loan A Amount that has been paid in kind by being added to the balance thereof in accordance with SECTION 2.6(A)(II)."

     3. LENDERS' COMMITMENT SCHEDULE. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

     4. BORROWING BASE. (a) Clause (x) of Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(x) the sum of (I) the lesser of (i) 85% of the amount of Eligible Non-Maintenance Accounts, less the amount, if any, of the Dilution Reserve, and (ii) an amount equal to 33% of Borrowers' Domestic Collections with respect to Accounts for the immediately preceding 90 day period, and (II) the applicable Overadvance Amount, minus"

     (b) Section 2.1(c) of the Loan Agreement is hereby amended by deleting the term "Term Loan Amount" therein and inserting the term "Term Loan A Amount" in lieu thereof.

     5. TERM LOANS. Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a) (i) Subject to the terms and conditions of this Agreement, on the Closing Date each Lender with a Term Loan A Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the "Term Loan A") to Borrowers in an amount equal to such Lender's Pro Rata Share of $15,000,000.

               (ii) The Term Loan A shall be repaid in consecutive monthly installments each in a principal amount equal to 1/36th of the Term Loan A Amount, plus accrued interest on the amount of principal so repaid, on the first day of each month, commencing on October 1, 2001. Borrowers may, at any time, prepay all or a portion of the Term Loan A without penalty or premium. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan A shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan A shall constitute Obligations.

          (b) (i) Subject to the terms and conditions of this Agreement, on the First Amendment Effective Date each Lender with a Term Loan B Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the "Term Loan B") to Borrowers in an amount equal to such Lender's Pro Rata Share of $2,500,000. The Term Loan B shall be repaid on the following dates and in the following amounts: (A) $1,500,000 on December 31, 2001; (B) $500,000 on January 7, 2002; and (C) $500,000 on
     January 15, 2002.

               (ii) Borrowers may, at any time, prepay all or a portion of the Term Loan B without penalty or premium. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan B shall be due and payable upon the earliest of (A) January 15, 2002 or (B) the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan B shall constitute Obligations."

     6. PAYMENTS. Clause K of Section 2.4(b)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "K. ELEVENTH, if an Event of Default has occurred and is continuing, to pay the outstanding principal balance of the Term Loan (in the inverse order of the maturity of the installments due thereunder), including the Term Loan A PIK Amount, until the Term Loan is paid in full,"

     7. INTEREST RATES AND LETTER OF CREDIT FEE: RATES, PAYMENTS, AND CALCULATIONS. Section 2.6(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a) INTEREST RATES. Except as provided in clause (c) below,

               (i) all Obligations (except for undrawn Letters of Credit and the Term Loan Amount) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to (A) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, or
               (B) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin;

               (ii) the Term Loan A Amount (inclusive of any Term Loan A PIK Amount) shall bear interest on the amount thereof outstanding from time to time at a per annum rate equal to the greater of (A) the Base Rate plus the Base Rate Term Loan A Margin and (B) 12.00% (to the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate); provided, however, that, so long as no Event of Default has occurred and is continuing, that portion of such interest equal to 1.50 percentage points per annum ( the "Term Loan A PIK Amount") shall, in the absence of an election by Borrowers to pay such interest in cash, be paid-in-kind by being added to the principal balance of the Term Loan A

               Amount (inclusive of any Term Loan A PIK Amount theretofore so added); provided, further, however, that Borrower may, on or prior to the date that is 5 Business Days prior to the due date thereof, elect to pay all accrued and unpaid interest under this
               Section 2.6(a)(ii) in cash; and

               (iii) the Term Loan B Amount shall bear interest on the amount thereof outstanding from time to time at a per annum rate equal to the greater of (A) the Base Rate plus the Base Rate Term Loan B Margin and (B) 9.50% (to the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate)."

     8. PAYMENT REMITTANCE. Section 2.8(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(b) So long as on any date:

               (i) no Advances (other than Advances that are LIBOR Rate Loans) are outstanding and no Obligations are due and payable on such date;

               (ii) the difference between (A) the aggregate amount of the Accounts Reserve, the Softech Reserves and any other reserves established by Lender under SECTION 2.1(B) minus (B) the amount of the Borrowing Base (exclusive of the Accounts Reserve, the Softech Reserves and any other reserves established by Lender under SECTION 2.1(B)) shall not exceed $500,000 (the amount by which the difference between clause (ii)(A) above minus clause (ii)(B) above exceeds $500,000 is hereafter referred to as the "RESERVE EXCESS"); and

               (iii) no Event of Default has occurred and is continuing on such date,

     then all payment items received by Agent and constituting payments on account on such day in accordance with SECTION 2.8(A) shall be remitted by Agent to Borrowers' Designated Account subject to the terms of SECTION 7.13; PROVIDED, HOWEVER, that (1) if any Reserve Excess exists, all payment items received by Agent in excess of the Reserve Excess and constituting payments on account on such day in accordance with SECTION 2.8(A) shall be remitted by Agent to Borrowers' Designated Account subject to the terms of
     SECTION 7.13 and clauses (i) and (iii) of this SECTION 2.8(B), (2) if on any day the amount of clause (ii)(A) above is greater than the amount of clause (ii)(B) above (the amount by which clause (ii)(A) above exceeds clause (ii)(B) above is hereafter referred to as an "OVERAGE"), then (x) the provisions of the immediately preceding sub-clause (1) shall no longer be effective and (y) so long as an Overage exists for six consecutive days prior to the occurrence of such Overage, all payment items received by Agent and constituting payments on account on such day in accordance with
     SECTION 2.8(A) may, in Agent's sole and absolute discretion, be remitted by Agent to Borrowers' Designated Account, and (3) if no Overage exists, then any payments on account not previously remitted by Agent to Borrowers' Designated Account as a result of this proviso shall be remitted to Borrowers' Designated Account subject to the terms of SECTION 7.13 and clauses (i) and (iii) of this SECTION 2.8(B). Notwithstanding anything to the contrary contained in this Agreement, the condition set forth in clause
     (ii) of, and the terms of the proviso to, this SECTION 2.8(B) shall only be applicable until and including January 15, 2002."

     9. COLLATERAL REPORTING. Section 6.2 of the Loan Agreement is hereby amended by deleting the collateral reporting table set forth therein and inserting a new collateral reporting table therein to read as follows:


============================= ========================================================================================

Daily                         A SALES JOURNAL, COLLECTION JOURNAL, AND CREDIT REGISTER SINCE THE LAST SUCH SCHEDULE
                              AND A CALCULATION OF THE BORROWING BASE AS OF SUCH DATE, AND

                              (d)     notice of all returns, disputes, or claims.
----------------------------- ----------------------------------------------------------------------------------------

Weekly (not later than        (e)     a detailed calculation of the Borrowing Base (including detail regarding those
----------------------------- ----------------------------------------------------------------------------------------



============================= ========================================================================================

Monday of each week for              Accounts that are not Eligible Accounts),
the one week period ending
on Friday of the              (f)    a detailed aging, by total, of the Accounts, together with a reconciliation
immediately preceding week)          to the detailed calculation of the Borrowing Base previously provided to
                                     Agent, and

                              (g)    a summary aging, by vendor, of Borrowers' accounts payable and any book overdraft.
----------------------------- ----------------------------------------------------------------------------------------

Monthly                       (h)    a calculation of Dilution for the prior month, and

                              (i)    a list of any software license agreements, Maintenance Contracts or other agreements giving rise to Accounts of a Borrower which contain proscriptions of, or limitations on, a Borrower's right to assign such agreements.

----------------------------- ----------------------------------------------------------------------------------------

Quarterly                     (j)    a detailed list of each Borrower's customers,

                              (k)    a report regarding each Borrower's accrued, but unpaid, ad valorem taxes,
----------------------------- ----------------------------------------------------------------------------------------

Upon request by Agent         (l)    copies of invoices in connection with the Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Borrowers, purchase orders and invoices, and

                              (m)    such other reports as to the Collateral, or the financial condition of
                                     Borrowers as Agent may request.
============================= ========================================================================================


     10. PROJECTIONS; ***. (a) Section 6.3(c) of the Loan Agreement is hereby amended by deleting the number "30" therein and inserting the number "60" in lieu thereof.

     (b) Section 6.3 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof, (ii) deleting the period at the end of clause (i) thereof and inserting the word ", and" at the end thereof and
(iii) inserting a new clause (j) therein to read as follows:

               "(j) on the 1st and 15th days (or, if any such day is not a Business Day, the immediately succeeding Business Day) of each week, a report setting forth ***.

          11. INDEBTEDNESS. Section 7.1 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (f) thereof, (b) deleting the period at the end of clause (g) thereof and inserting the word "; and" at the end thereof and (c) inserting a new clause (h) therein to read as follows:

               "(h) subordinated Indebtedness owing to Mitsui & Co. Ltd., the terms and conditions of which, including provisions subordinating such Indebtedness to the Obligations, are in form and substance satisfactory to the Lenders; PROVIDED that Borrowers may make scheduled payments in respect of such subordinated Indebtedness so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) after giving effect to the making of each such payment, the sum of (A) Excess Availability and (B) all of Borrowers' unrestricted cash and Cash Equivalents is not less than $3,000,000."

          12. FINANCIAL COVENANTS. Section 7.20 of the Loan Agreement is hereby amended as follows:


--------

*** Reflects the omission of confidential information from this Exhibit 10(a). The omitted information has been separately filed with the SEC, pursuant to a request for confidential treatment of such information.

*** Reflects the omission of confidential information from this Exhibit 10(a). The omitted information has been separately filed with the SEC, pursuant to a request for confidential treatment of such information.

     (a) MINIMUM EBITDA. Clause (i) of Section 7.20(a) is hereby amended in its entirety to read as follows:

               "(i) MINIMUM EBITDA. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:


         ---------------------------------------------- ------------------------------------------------------
                       APPLICABLE AMOUNT                                  APPLICABLE PERIOD

         ---------------------------------------------- ------------------------------------------------------

                          $3,100,000                                For the 6 month period ending
                                                                          December 31, 2001
         ---------------------------------------------- ------------------------------------------------------

                          $3,700,000                                For the 9 month period ending
                                                                           March 31, 2002
         ---------------------------------------------- ------------------------------------------------------

                          $5,300,000                               For the 12 month period ending
                                                                            June 30, 2002
         ---------------------------------------------- ------------------------------------------------------


          Borrowers' EBITDA for the 12 month period ending each month after June 30, 2002 shall be determined based upon Borrowers' projected EBITDA for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the EBITDA covenant number based upon Borrowers' projected EBITDA, for purposes of this Section 7.20(a)(i), Borrowers' EBITDA for such 12 month period shall not be less than $12,000,000."

     (b) TANGIBLE NET WORTH. Clause (ii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

               "(ii) TANGIBLE NET WORTH. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:


         ---------------------------------------------- ------------------------------------------------------
                       APPLICABLE AMOUNT                                   APPLICABLE DATE

         ---------------------------------------------- ------------------------------------------------------

                          $11,500,000                                     December 31, 2001
         ---------------------------------------------- ------------------------------------------------------

                          $11,500,000                                      March 31, 2002
         ---------------------------------------------- ------------------------------------------------------

                          $11,700,000                                       June 30, 2002
         ---------------------------------------------- ------------------------------------------------------


          Borrowers' Tangible Net Worth for each fiscal quarter ending after June 30, 2002 shall be determined based upon Borrowers' projected Tangible Net Worth for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the Tangible Net Worth covenant number based upon Borrowers' projected Tangible Net Worth, for purposes of this Section 7.20(a)(ii), Borrowers' Tangible Net Worth for such fiscal quarter shall not be less than $17,000,000."

     (c) LEVERAGE RATIO. Clause (iii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

               "(iii) LEVERAGE RATIO. Permit the ratio (the "Leverage Ratio") of
     (i) the aggregate amount of the Indebtedness of Parent and its Subsidiaries divided by (ii) EBITDA, for the applicable period set forth below to be less than the applicable ratio set forth below:



         ---------------------------------------------- ------------------------------------------------------
                        LEVERAGE RATIO                                    APPLICABLE PERIOD

         ---------------------------------------------- ------------------------------------------------------

                            5.00:1                                  For the 6 month period ending
                                                                          December 31, 2001
         ---------------------------------------------- ------------------------------------------------------

                            3.70:1                                  For the 9 month period ending
                                                                           March 31, 2002
         ---------------------------------------------- ------------------------------------------------------

                            2.35:1                                 For the 12 month period ending
                                                                            June 30, 2002
         ---------------------------------------------- ------------------------------------------------------


          Borrowers' Leverage Ratio for the 12 month period ending each month after June 30, 2002 shall be determined based upon Borrowers' projected Leverage Ratio for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the Leverage Ratio covenant based upon Borrowers' projected Leverage Ratio, for purposes of this Section 7.20(a)(iii), Borrowers' Leverage Ratio for such 12 month period shall not be less than 0.85:1."

     13. AMENDMENTS AND WAIVERS. Clause (j) of Section 15.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(j) change the definition of Borrowing Base or the definitions of Eligible Accounts, Maximum Revolver Amount, Term Loan A Amount, Term Loan B Amount, or change SECTION 2.1(B); or"

     14. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

               (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

               (b) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                    (i) counterparts of this Amendment, duly executed by the Borrowers and the Agent;

                    (ii) the amended and restated Warrants, in form and substance satisfactory to Agent, duly executed by the Parent;

                    (iii) a copy of the resolutions of each Borrower, certified as of the Amendment Effective Date by an authorized officer thereof, authorizing (A) the borrowings contemplated by this Amendment by each Borrower and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by each such Person of this Amendment and the other Loan Documents to be executed and delivered pursuant hereto, and the performance of the Loan Agreement, as amended; and

                    (iv) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

               (c) AMENDMENT FEE. The Borrowers shall have paid to the Agent, for the benefit of the Lenders, in immediately available funds, a fully earned and nonrefundable amendment fee equal to $280,000, the payment of which shall be effected by Agent charging such fee to Borrowers' Loan Account pursuant to
Section 2.6(d) of the Loan Agreement.

               (d) PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

     15. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represent and warrant as follows:

               (a) Except as previously disclosed in writing to the Agent: (i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and (ii) subject to Section 13 hereof, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Each of the Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified and in good standing reasonably could be expected to have a Material Adverse Change.

               (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

               (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by equitable principles or by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     16. WAIVER AND CONSENT. (a) Pursuant to the request of the Parent, the Lenders hereby consent to and waive any Event of Default that would arise under the Loan Agreement from any noncompliance by the Borrowers with Section 7.20 of the Loan Agreement to the extent specifically described below:

               (i) the Borrowers and their Subsidiaries having a Minimum EBITDA of less than $3,000,000 as of September 30, 2001; PROVIDED that the actual Minimum EBITDA of the Borrowers and their Subsidiaries for the three month period ending September 30, 2001 was not less than $1,300,000;

               (ii) the Borrowers and their Subsidiaries having a Tangible Net Worth of less than $12,500,000 as of September 30, 2001; PROVIDED that the actual Tangible Net Worth of the Borrowers and their Subsidiaries as of September 30, 2001 was not less than $11,500,000; and

               (iii) the Borrowers and their Subsidiaries having a Leverage Ratio of less than 5.40:1 as of September 30, 2001; PROVIDED that the actual Leverage Ratio of the Borrowers and their Subsidiaries for the three month period ending September 30, 2001 was not less than 11.75:1.

          (b) The Lenders' waiver and consent provided for in this Amendment (i) shall be deemed effective as of September 29, 2001 upon the execution of this Amendment by the Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

     17. CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date
(i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

          (b) The Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

     18. COSTS AND EXPENSES. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and charges of counsel to any member of the Lender Group) in connection with this Amendment.

     19. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except to the extent governed by the Bankruptcy Code.

     20. THE BORROWERS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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                                    Page 35

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                                            FRONTSTEP, INC.
                                            an Ohio corporation

                                            By:    /s/ Daniel P. Buettin
                                                   ----------------------------------------------
                                                   Daniel P. Buettin
                                                   Vice President and Chief Financial Officer:


                                            FRONTSTEP SOLUTIONS GROUP, INC.
                                            an Ohio corporation

                                            By:    /s/ Daniel P. Buettin
                                                   ----------------------------------------------
                                                   Daniel P. Buettin
                                                   Vice President and Chief Financial Officer

                                            FRONTSTEP CANADA, INC.
                                            an Ontario corporation

                                            By:    /s/ Daniel P. Buettin
                                                   -------------------------------------------------------
                                                   Daniel P. Buettin
                                                   Vice President and Chief Financial Officer

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation, as Agent and as a Lender


                                            By:    /s/ Tent A. Smart
                                                   ----------------------------------------------
                                                   Trent A. Smart:
                                                   Vice President


                                     ANNEX I


                                  SCHEDULE C-1


                                   COMMITMENTS



========================= ===================== ========================= ======================== ===================
                                                      TERM LOAN A
                               REVOLVER               SUB-FACILITY              TERM LOAN B                TOTAL
         LENDER                COMMITMENT              COMMITMENT*               COMMITMENT              COMMITMENT
------------------------- --------------------- ------------------------- ------------------------ -------------------
Foothill Capital              $25,000,000             $15,000,000               $2,500,000            $27,500,000
Corporation
------------------------- --------------------- ------------------------- ------------------------ -------------------

------------------------- --------------------- ------------------------- ------------------------ -------------------
All Lenders                   $25,000,000             $15,000,000               $2,500,000            $27,500,000
========================= ===================== ========================= ======================== ===================



*The Term Loan A Commitment is a sub-facility of the Revolver Commitment.




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